                                                                     Exhibit 4.3

                                    INDENTURE

                                 by and between

                                 C-COR.net CORP.

                                       and

                            ------------------------,
                                     Trustee

                            Dated as of _______, 200_



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                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS ..........................................................        1
          SECTION 1.1. Certain Terms Defined ...................................        1

RTICLE II SECURITIES............................................................        6
          SECTION 2.1. Forms Generally..........................................        6
          SECTION 2.2. Form Of Trustee's Certificate Of Authentication .........        6
          SECTION 2.3. Amount Unlimited; Issuable In Series ....................        6
          SECTION 2.4. Authentication And Delivery Of Securities ...............        8
          SECTION 2.5. Execution Of Securities .................................       11
          SECTION 2.6. Certificate Of Authentication ...........................       11
          SECTION 2.7. Denomination And Date Of Securities; Payment
                       Of Interest .............................................       11
          SECTION 2.8. Registration, Transfer And Exchange .....................       12
          SECTION 2.9. Mutilated, Defaced, Destroyed, Lost And Stolen
                       Securities ..............................................       14
          SECTION 2.10. Cancellation Of Securities; Destruction Thereof ........       15
          SECTION 2.11. Temporary Securities ...................................       15

ARTICLE III COVENANTS OF THE ISSUER ............................................       16
          SECTION 3.1. Payment Of Principal And Interest .......................       16
          SECTION 3.2. Offices For Payments, Etc. ..............................       16
          SECTION 3.3. Appointment To Fill A Vacancy In Office Of Trustee ......       17
          SECTION 3.4. Paying Agents ...........................................       17
          SECTION 3.5. Compliance Certificates .................................       18
          SECTION 3.6. Corporate Existence .....................................       18
          SECTION 3.7. Payment Of Taxes And Other Claims .......................       18
          SECTION 3.8. The Issuer May Not Merge ................................       18

ARTICLE IV SECURITYHOLDER LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE ......       19
          SECTION 4.1. Issuer To Furnish Trustee Information As To Names And
                       Addresses Of Securityholders ............................       19
          SECTION 4.2. Reports By The Issuer ...................................       19
          SECTION 4.3. Reports By The Trustee ..................................       20

ARTICLE V REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT ......       21

          SECTION 5.1. Event Of Default Defined, Acceleration Of Maturity;
               Waiver Of Default ...............................................       21
          SECTION 5.2. Collection Of Indebtedness By Trustee; Trustee May Prove
               Debt ............................................................       24
          SECTION 5.3. Application Of Proceeds .................................       26
          SECTION 5.4. Suits For Enforcement ...................................       26
          SECTION 5.5. Restoration Of Rights On Abandonment Of Proceedings .....       27
          SECTION 5.6. Limitations On Suits By Securityholders .................       27
          SECTION 5.7. Unconditional Right Of Securityholders To Institute
                       Certain Suits ...........................................       27

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          SECTION 5.8. Powers And Remedies Cumulative; Delay Or Omission Not
                       Waiver Of Default .......................................       28
          SECTION 5.9. Control By Holders Of Securities ........................       28
          SECTION 5.10. Waiver Of Past Defaults ................................       28
          SECTION 5.11. Trustee To Give Notice Of Default, But May Withhold In
                        Certain Circumstances ..................................       29
          SECTION 5.12. Waiver of Stay or Extension Laws .......................       29
          SECTION 5.13. Right Of Court To Require Filing Of Undertaking To Pay
                        Costs ..................................................       29

ARTICLE VI CONCERNING THE TRUSTEE ..............................................       30
          SECTION 6.1. Duties And Responsibilities Of The Trustee; During
                       Default; Prior To Default ...............................       30
          SECTION 6.2. Certain Rights Of The Trustee ...........................       31
          SECTION 6.3. Trustee Not Responsible For Recitals, Disposition Of
                       Securities Or Application Of Proceeds Thereof ...........       32
          SECTION 6.4. Trustee And Agents May Hold Securities;
                       Collections, Etc. .......................................       32
          SECTION 6.5. Held By Trustee .........................................       33
          SECTION 6.6. Compensation And Indemnification Of Trustee And Its
                       Prior Claim .............................................       33
          SECTION 6.7. Right Of Trustee To Rely On Officer's
                       Certificate, Etc. .......................................       33
          SECTION 6.8. Indentures Not Creating Potential Conflicting Interests
                       For The Trustee .........................................       33
          SECTION 6.9. Qualification Of Trustee; Conflicting Interests .........       34
          SECTION 6.10. Persons Eligible For Appointment As Trustee ............       34
          SECTION 6.11. Resignation And Removal; Appointment Of Successor
                        Trustee ................................................       34
          SECTION 6.12. Acceptance Of Appointment By Successor Trustee .........       35
          SECTION 6.13. Merger, Conversion, Consolidation Or Succession To
                        Business Of Trustee ....................................       36
          SECTION 6.14. Preferential Collection Of Claims Against The Issuer ...       37
          SECTION 6.15. Appointment Of Authenticating Agent ....................       37

ARTICLE VII CONCERNING THE SECURITYHOLDERS .....................................       38
          SECTION 7.1. Evidence Of Action Taken By Securityholders .............       38
          SECTION 7.2. Proof Of Execution Of Instruments And Of Holding Of
                       Securities ..............................................       39
          SECTION 7.3. Holders To Be Treated As Owners .........................       39
          SECTION 7.4. Securities Owned By Issuer Deemed Not Outstanding .......       39
          SECTION 7.5. Right Of Revocation Of Action Taken .....................       40

ARTICLE VIII SUPPLEMENTAL INDENTURES ...........................................       40
          SECTION 8.1. Supplemental Indentures Without Consent Of
                       Securityholders .........................................       40
          SECTION 8.2. Supplemental Indentures With Consent Of
                       Securityholders .........................................       41
          SECTION 8.3. Effect Of Supplemental Indenture ........................       43
          SECTION 8.4. Documents To Be Given To Trustee ........................       43
          SECTION 8.5. Notation On Securities In Respect Of Supplemental
                       Indentures ..............................................       43
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ARTICLE IX SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS ...........      43
          SECTION 9.1. Satisfaction And Discharge Of Indenture .................      43
          SECTION 9.2. Application By Trustee Of Funds Deposited For Payment Of
                       Securities ..............................................      47
          SECTION 9.3. Repayment Of Moneys Held By Paying Agent ................      48
          SECTION 9.4. Return Of Moneys Held By Trustee And Paying Agent
                       Unclaimed For Two Years .................................      48
          SECTION 9.5. Indemnity For U.S. Government Of Obligations ............      48

ARTICLE X [SUBORDINATION] ......................................................      48
          SECTION 10.1. Securities Subordinated to Senior Indebtedness .........      48
          SECTION 10.2. Disputes with Holders of Certain Senior Indebtedness ...      50
          SECTION 10.3. Subrogation ............................................      51
          SECTION 10.4. Obligation of Issuer Unconditional .....................      51
          SECTION 10.5. Payments on Securities Permitted .......................      52
          SECTION 10.6. Effectuation of Subordination by Trustee ...............      52
          SECTION 10.7. Knowledge of Trustee ...................................      52
          SECTION 10.8. Trustee May Hold Senior Indebtedness ...................      52
          SECTION 10.9. Rights of Holders of Senior Indebtedness Not Impaired ..      52
          SECTION 10.10. Trust Moneys Not Subordinated .........................      53
          SECTION 10.11. Article Applicable to Paying Agents ...................      53
          SECTION 10.12. Trustee; Compensation Not Prejudiced ..................      53

ARTICLE XI [CONVERSION OF SECURITIES] ..........................................      53
          SECTION 11.1. Right to Convert .......................................      53
          SECTION 11.2. Exercise of Conversion Privilege; Issuance of Common
                        Stock on Conversion; No Adjustment for Interest or
                        Dividends ..............................................      54
          SECTION 11.3. Cash Payments in Lieu of Fractional Shares .............      55
          SECTION 11.4. Conversion Price .......................................      55
          SECTION 11.5. Adjustment of Conversion Price .........................      55
          SECTION 11.6. Effect of Reclassification, Consolidation, Merger or
                        Sale ...................................................      65
          SECTION 11.7. Taxes on Shares Issued .................................      66
          SECTION 11.8. Reservation of Shares; Shares to Be Fully Paid; Listing
                        of Common Stock ........................................      66
          SECTION 11.9. Responsibility of Trustee ..............................      67
          SECTION 11.10. Notice to Holders Prior to Certain Actions ............      67

ARTICLE XII MISCELLANEOUS PROVISIONS ...........................................      68
          SECTION 12.1. Incorporators, Shareholders, Officers And Directors Of
                        Issuer Exempt From Individual Liability ................      68
          SECTION 12.2. Provisions Of Indenture For The Sole Benefit Of Parties
                        And Holders Of Securities ..............................      68
          SECTION 12.3. Successors And Assigns Of Issuer Bound By Indenture.....      69
          SECTION 12.4. Notices And Demands On Issuer, Trustee And Holders Of
                        Securities .............................................      69
          SECTION 12.5. Officer's Certificates And Opinions Of Counsel;
                        Statements To Be Contained Therein .....................      69

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          SECTION 12.6. Payments Due On Saturdays, Sundays And Holidays ........       70
          SECTION 12.7. Conflict Of Any Provision Of Indenture With Trust
                        Indenture Act ..........................................       70
          SECTION 12.8. PENNSYLVANIA LAW TO GOVERN .............................       71
          SECTION 12.9. Counterparts ...........................................       71
          SECTION 12.10. Effect Of Headings ....................................       71

ARTICLE XIII REDEMPTION OF SECURITIES AND SINKING FUNDS ........................       71
          SECTION 13.1. Applicability Of Article ...............................       71
          SECTION 13.2. Notice Of Redemption; Partial Redemptions ..............       71
          SECTION 13.3. Payment Of Securities Called For Redemption ............       72
          SECTION 13.4. Exclusion Of Certain Securities From Eligibility For
                        Selection For Redemption ...............................       73
          SECTION 13.5. Mandatory And Optional Sinking Funds ...................       73

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                                       iv

     THIS INDENTURE, is dated as of May 1, 2001, by and between C.COR.net Corp., a Pennsylvania corporation (the "Issuer"), and _________________, a national association, as trustee (the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Issuer has duly authorized the creation of an issue of its __% [Subordinated] [Convertible] Securities due 20__ (hereinafter called the "Securities") of substantially the tenor and amount hereinafter set forth and to provide therefore the Issuer has duly authorized the execution the delivery of this Indenture; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

     NOW, THEREFORE, in consideration of the premises and the purchases of the Securities by the holders thereof, and intending to be legally bound hereby, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the coupons, if any, appertaining thereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Terms Defined. The following terms (except as
                  ---------------------
otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meaning assigned to such terms in the Trust Indenture Act and in the Securities Act as in effect from time to time. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation unless a different time shall be specified with respect to such series of Securities as provided for in Section 2.3. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor provision.

     "Authenticating Agent" shall have the meaning set forth in Section 6.15.

     "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

     "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

     "Business Day" means, with respect to any Security, a day that is not a day on which banking institutions in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, or in which the Corporate Trust Office of the Trustee is located, are authorized or required by any applicable law or regulation to be closed.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     ["Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Securities shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.]

     ["Conversion Price" shall have the meaning specified in Section 11.4.]

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, as of the date of this Indenture, located at ___________________.

     "Covenant Defeasance" shall have the meaning set forth in Section 9.1(d).

     "Depository" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depository by the Issuer pursuant to Section 2.3 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series shall mean the Depository with respect to the Registered Global Securities of that series.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Event of Default" means any event or condition specified as such in
Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Holder", "Holder of Securities", "Securityholder" or any other similar term means the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof.

     "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

     "IRS" means the Internal Revenue Service of the United States Department of the Treasury, or any successor entity.

     "Issuer" means C-COR.net Corp., a Pennsylvania corporation, and its successors and assigns.

     "Issuer Order" means a written statement, request or order of the Issuer signed in its name by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Issuer.

     "Non-U.S. Person" means any person that is not a "U.S. person" as such term is defined in Rule 902 of the Securities Act.

     "Officer's Certificate" means a certificate signed by the chairman of the Board of Directors, the president or any vice president or the treasurer of the Issuer and delivered to the Trustee. Each such certificate shall comply with
Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5.

     "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of the Issuer or other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5.

     "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

     "Outstanding" (except as otherwise provided in Section 7.4), when used with reference to Securities, means, subject to the provisions of Section 7.4, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 9.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), PROVIDED, that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provisions satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer). In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

     "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any," PROVIDED, HOWEVER, that such inclusion of premium, if any, shall under no circumstances result in the double counting of such premium for the purpose of any calculation required hereunder.

     "Record date" shall have the meaning set forth in Section 2.7.

     "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depository for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4 and any other legend required by the Depository for such series.

     "Registered Security" means any Security registered on the Security register of the Issuer.

     "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned to administer corporate trust matters to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Security" or "Securities" (except as otherwise provided in Section 7.4) has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     ["Senior Indebtedness" means with respect to any series of Securities, unless otherwise specified pursuant to Section 2.3 with respect thereto, the principal of, and premium, if any, and interest on and any other payment in respect of indebtedness due pursuant to any of the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed: (a) all indebtedness of the Issuer evidenced by notes, indentures, bonds or other securities sold by the Issuer for money or other obligations for money borrowed, (b) all indebtedness of others of the kinds described in the preceding clause (a) assumed by or guaranteed in any manner by the Issuer or in effect guaranteed by the Issuer through an agreement to purchase, contingent or otherwise, and (c) all renewals, extensions or refundings of indebtedness of the kinds described in either of the preceding clauses (a) and (b), unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same by its terms provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with such Securities.]

     "Subsidiary" means any corporation or other entity of which at least a majority of the outstanding stock having the voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time of determination directly or indirectly owned by the Issuer, or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

     ["Trading Day" shall have the meaning specified in Section 11.5(h)(5).]

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder, and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

     "U.S. Government Obligations" shall have the meaning set forth in Section 9.1(A).

     "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE II

                                   SECURITIES

     SECTION 2.1. Forms Generally. The Securities of each series shall be
                  ---------------
substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to but not set forth in a Board Resolution, an Officer's Certificate detailing such establishment), in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of such Securities. The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

     SECTION 2.2. Form Of Trustee's Certificate Of Authentication. The Trustee's
                  -----------------------------------------------
certificate of authentication on all Securities shall be in substantially the following form:

     "This is one of the Securities referred to in the within-mentioned
Indenture.

                              By
                                 -----------------------------------------------
                                                Authorized Signatory"

     If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows:

     "This is one of the Securities referred to in the within-mentioned
Indenture.

                                 -----------------------------------------------
                                 as Authenticating Agent

                              By
                                 -----------------------------------------------
                                                Authorized Signatory"


     SECTION 2.3. Amount Unlimited; Issuable In Series. The aggregate principal
                  ------------------------------------
amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to but not set forth in a Board Resolution, in an Officer's Certificate detailing such establishment), prior to the initial issuance of Securities of any series,

          (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series, and which may be part of a series of Securities previously issued;

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

          (3) the date or dates on which the principal of the Securities of the series is payable which may range from _______ months to ___ years for medium term debt securities and __ years or more for long term debt securities;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable, the terms and conditions of any deferral of interest and the additional interest, if any, thereon, the right, if any, of the Issuer to extend the interest payment periods and the duration of the extensions and (in the case of Registered Securities) the date or dates on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

          (5) the place or places where and the manner in which, the principal of and any interest on Securities of the series shall be payable, if other than as provided in Section 3.2;

          (6) the right, if any, of the Issuer to redeem Securities, in whole or in part, at its option and the period or periods within which, or the date or dates on which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which or the date or dates on which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof;

          (9) the percentage of the principal amount at which the Securities will be issued, and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

          (10) whether the Securities of the series will be issuable as unregistered securities (with or without coupons), any restrictions applicable to the offer, sale or delivery of unregistered securities or the payment of interest thereon and, the terms upon which unregistered securities of any series may be exchanged for Registered Securities of such series and vice versa;

          (11) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem the Securities of the series rather than pay such additional amounts;

          (12) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

          (13) any trustees, depositories, authenticating or paying agents, transfer agents or registrars of any other agents with respect to the Securities of such series;

          (14) any deletion from, modification of or addition to the Events of Default or covenants with respect to the Securities of such series; and

          (15) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution or such Officer's Certificate.

     SECTION 2.4. Authentication And Delivery Of Securities. The Issuer may
                  -----------------------------------------
deliver Securities of any series executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this
Section 2.4, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, the following enumerated documents unless and until such documents have been superseded or revoked:

          (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer, PROVIDED that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures and (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing;

          (2) any Board Resolution and/or Officer's Certificate referred to in
     Section 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities were established;

          (3) an Officer's Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

          (4) at the option of the Issuer, either one or more Opinions of Counsel, or a letter addressed to the Trustee permitting it to rely on one or more Opinions of Counsel, substantially to the effect that:

               (a) the form or forms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture;

               (b) in the case of an underwritten offering, the terms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution or an Officer's Certificate in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture; and

               (c) such Securities when executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture, will be entitled to the benefits of this Indenture, and will be valid and binding obligations of the Issuer, enforceable in accordance with their respective terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if any, and (iii) the availability of equitable remedies may be limited by equitable principles of general applicability and such counsel need express no opinion with regard to the enforceability of Section 6.6.

     In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee) reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its Subsidiaries and certificates of public officials.

     [The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.4 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.]

     If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet canceled, (ii) shall be registered in the name of the Depository for such Registered Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or delivered or held pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depository to the nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

     Each Depository designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     SECTION 2.5. Execution Of Securities. The Securities shall be signed on
                  -----------------------
behalf of the Issuer by the chairman or vice chairman of its Board of Directors or its president, or any executive (senior or other), a vice president or its treasurer, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     SECTION 2.6. Certificate Of Authentication. Only such Securities as shall
                  -----------------------------
bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     SECTION 2.7. Denomination And Date Of Securities; Payment Of Interest.
                  --------------------------------------------------------
Unless otherwise provided in Section 2.3, the Securities of each series shall be issuable as Registered Securities in denominations of $_____ and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

     Each Registered Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

     The person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series [(including any Registered Security that is converted after the record date and on or before the interest payment date)] shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer, exchange [or conversion] of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than ___ days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the ________ day of a calendar month, the ________ day of the preceding calendar month or, if such interest payment date is the ________ day of a calendar month, the ________ day of such calendar month, whether or not such record date is a Business Day.

     SECTION 2.8. Registration, Transfer And Exchange. The Issuer will keep at
                  -----------------------------------
each office or agency to be maintained for the purpose as provided in Section
3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as the Issuer may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

     At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee, and the Trustee shall deliver a certificate of disposition thereof to the Issuer.

     All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the Holder or his attorney duly authorized in writing.

     The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

     The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of __ days preceding the first mailing of notice of redemption of Securities of such series to be redeemed, (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed [or (c) any Securities surrendered for conversion or, if a portion of a Security is surrendered for conversion, such portion thereof surrendered for conversion.]

     Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary eligible under Section 2.4 with respect to such Registered Securities. If a successor Depositary eligible under Section 2.4 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

     The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer, will execute, and the Trustee, upon receipt of any Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

     If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge:

          (i) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

          (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

     Upon the exchange of a Registered Global Security for Securities in definitive registered form in authorized denominations, such Registered Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form issued in exchange for a Registered Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

     All Securities issued upon any transfer, exchange [, or conversion] of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     SECTION 2.9. Mutilated, Defaced, Destroyed, Lost And Stolen Securities. In
                  ---------------------------------------------------------
case any temporary or definitive Security shall be mutilated, defaced, destroyed, lost or stolen, the Issuer in its discretion may execute and, upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case, the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof, and in the case of mutilation or defacement shall surrender the Security to the Trustee or such agent.

     Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full [or is about to be converted] shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.10. Cancellation Of Securities; Destruction Thereof. All
                  ------------------------------------------------
Securities surrendered for payment, redemption, [conversion,] registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if any, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of canceled Securities held by it and, upon written request therefore, shall deliver a certificate of disposition to the Issuer. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

     SECTION 2.11. Temporary Securities. Pending the preparation of definitive
                  ---------------------
Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3.

                                  ARTICLE III

                             COVENANTS OF THE ISSUER

     SECTION 3.1. Payment Of Principal And Interest. The Issuer covenants and
                  ---------------------------------
agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of (and premium, if any), and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective time or times and in the manner provided in such Securities in this Indenture. The interest, if any, on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Securities register of the Issuer.

     SECTION 3.2. Offices For Payments, Etc. So long as any Registered
                  --------------------------
Securities (other than Global Registered Securities) are authorized for issuance pursuant to this Indenture or are outstanding hereunder, the Issuer will maintain in ________, an office or agency where the Registered Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange [or conversion] as is provided in this Indenture and, if applicable, pursuant to Section 2.3 and where the Registered Securities of each series may be presented for registration of transfer as provided in this Indenture.

     Notices and demands to or upon the Issuer in respect of the Securities of any series or this Indenture may be served on the Issuer at the Corporate Trust Office of the Trustee.

     The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in _________, or shall fail to give such notice of the location or for any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

     The Issuer may from time to time designate one or more additional offices or agencies where the Securities of a series may be presented for payment, where the Securities of that series may be presented for exchange [or conversion] as provided in this Indenture and pursuant to Section 2.3 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; PROVIDED, that no such designation or rescission shall in any manner relieve the Issuer of its obligations to maintain the agencies provided for in this Section. The Issuer shall give to the Trustee prompt written notice of any such designation or rescission thereof.

     SECTION 3.3. Appointment To Fill A Vacancy In Office Of Trustee. The
                  --------------------------------------------------
Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

     SECTION 3.4. Paying Agents. Whenever the Issuer shall appoint a paying
                  -------------
agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

          (a) that it will hold all sums received by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series or of the Trustee;

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of (and premium, if any) or interest on the Securities of such series when the same shall be due and payable; and

          (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in the foregoing clause (b).

     The Issuer will, on or prior to each due date of the principal of (and premium, if any) or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

     If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of (and premium, if any) or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal (and premium, if any) or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, but subject to
Section 9.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 9.3 and 9.4.

     SECTION 3.5. Compliance Certificates. The Issuer will furnish to the
                  -----------------------
Trustee on or before (month) (date) in each year (beginning with ________, 20__) a brief certificate (which need not comply with Section 12.5) from the principal executive, financial or accounting officer of the Issuer stating that in the course of the performance by the signer of his or her duties as an officer of the Issuer he or she would normally have knowledge of any default or non-compliance by the Issuer in the performance of any covenants or conditions contained in this Indenture, stating whether or not he or she has knowledge of any such default or non-compliance and, if so, describing each such default or non-compliance of which the signer has knowledge and the nature of such default or non-compliance.

     SECTION 3.6. Corporate Existence. Except as provided in Section 3.8, the
                  -------------------
Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     SECTION 3.7. Payment Of Taxes And Other Claims. The Issuer will pay or
                  ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent: (a) all taxes, assessments and governmental charges levied or imposed upon the Issuer or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary; and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Issuer or any Subsidiary; PROVIDED, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 3.8. The Issuer May Not Merge. The Issuer may not consolidate with
                  ------------------------
or merge with or into, or sell, convey, transfer or lease all or substantially all of its assets (either in one transaction or a series of transactions) to any Person unless:

          (a) the Person formed by or surviving such consolidation or merger or to which such sale, conveyance, transfer or lease shall have been made (the "Successor") if other than the Issuer, (a) is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and (b) shall expressly assume by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Issuer under the Securities and this Indenture;

          (b) immediately prior to and after giving effect to such transaction (and treating any indebtedness which becomes an obligation of the Successor or any Subsidiary as a result of such transaction as having been incurred by such Successor or such Subsidiary at the time of such transaction), no Event of Default shall have occurred and be continuing; and

          (c) the Issuer, delivers to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Indenture.

     The Successor will be the successor to the Issuer, and will be substituted for, and may exercise every right and power and become the obligor on the Securities with the same effect as if the Successor had been named, as the Issuer herein but, in the case of a sale, conveyance, transfer or lease of all or substantially all of the assets of the Issuer, the predecessor Issuer will not be released from its obligation to pay the principal of, premium, if any, and interest on the Securities.

                                   Article IV

                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

     SECTION 4.1. Issuer To Furnish Trustee Information As To Names And
                  -----------------------------------------------------
Addresses Of Securityholders. If and so long as the Trustee shall not be the
----------------------------
Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to
Section 312 of the Trust Indenture Act:

          (a) semi-annually not more than fifteen days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to
     Section 2.3 for non-interest bearing Registered Securities in each year;
     and

          (b) at such other times as the Trustee may reasonably request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than fifteen days prior to the time such information is furnished.

     SECTION 4.2. Reports By The Issuer. The Issuer covenants to file with the
                  ---------------------
Trustee, within fifteen days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or pursuant to
Section 314 of the Trust Indenture Act.

     Upon the written request and at the expense of and payable in advance by any Securityholder, the Trustee shall provide such reports, information or documents as have been provided to it under this Section 4.2. The Trustee shall not have any obligation to review any report, information or documents provided to the Trustee by the Issuer pursuant to this Section 4.2, nor shall the Trustee be deemed to have notice of any item contained therein or Event of Default which may be disclosed therein in any manner. The Trustee's sole responsibility with respect to such reports shall be to act as the depository for such report for the Securityholders and to make such reports available to the Securityholders in accordance with this Section 4.2. The Trustee shall have no duty to request copies of any such reports, information or documents which are required to be furnished to it hereunder.

     SECTION 4.3. Reports By The Trustee.
                  ----------------------

          (a) On or before the first [________] which occurs not less than __ days after the earliest date of issuance of any Securities and on or before [________] in each year thereafter, so long as any Securities are Outstanding hereunder, the Trustee shall transmit by mail as provided below to the Securityholders of each series of outstanding Securities, as hereinafter in this Section provided, a brief report dated as of the preceding [________] with respect to:

               (i) its eligibility under Section 6.10 and its qualification under Section 6.9, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

               (ii) the character and amount of any advances (and if the Trustee elects to so state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than __% of the principal of the Securities of such series outstanding on the date of such report;

               (iii) the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or any other obligor on the Securities of such series) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship;

               (iv) the property and funds, if any, physically in the possession of the Trustee (as such) in respect of the Securities of such series on the date of such report;

               (v) any additional issue of Securities of such series which the Trustee has not previously reported; and

               (vi) any action taken by the Trustee in the performance of its duties under this Indenture which the Trustee has not previously reported and which in the Trustee's opinion materially affects the Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.11.

          (b) The Trustee shall transmit to the Securityholders of each series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) in respect of the Securities of such series since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate __% or less of the principal amount of Securities of such series outstanding at such time, such report to be transmitted within __ days after such time.

          (c) Reports pursuant to this Section shall be transmitted by mail to all Holders of Securities of such series, as the names and addresses of such Holders appear upon the Securities register as of a date not more than __ days prior to the mailing thereof.

          (d) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Commission. The Issuer agrees to notify the Trustee when and as Securities of any series become listed on any national securities exchange.

                                   ARTICLE V

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

     SECTION 5.1. Event Of Default Defined, Acceleration Of Maturity; Waiver Of
                  -------------------------------------------------------------
Default. "Event of Default" with respect to Securities of any series, wherever
-------
used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of __ days; provided that, a valid extension of an interest payment period by the Issuer in accordance with the terms of such Securities shall not constitute a failure to pay interest; or

          (b) default in the payment of all or any part of the principal or premium (if any) on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

          (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

          (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or contained in this Indenture (other than a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than such series) for a period of __ days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least __% in aggregate principal amount of the Outstanding Securities of the series to which such covenant or agreement relates; or

          (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer for any substantial part of its or their property or ordering the winding up or liquidation of its or their affairs, and such decree or order shall remain unstayed and in effect for a period of ___ consecutive days; or

          (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its or their property, or make any general assignment for the benefit of creditors; or

          (g) any other Event of Default provided in the Board Resolution under which such series of Securities is issued or in the form of Security for such series.

     If an Event of Default described in clause (a), (b) or (c) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than __% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

     Except as otherwise provided in the terms of any series of Securities pursuant to Section 2.3, if an Event of Default described in clause (d) or (g) above with respect to all series of the Securities then Outstanding, occurs and is continuing, then, and in each and every such case, unless the Principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than __% in aggregate principal amount of all of the Securities then Outstanding hereunder (treated as one class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable.

     If an Event of Default described in clause (e) or (f) above occurs and is continuing, then the principal amount of all the Securities then Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     If an Event of Default described in clause (d) or (g) occurs and is continuing, which Event of Default is with respect to less than all series of Securities then Outstanding, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than __% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

     The foregoing provisions are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay

          (a) all matured installments of interest upon all the Securities of such series (or all the Securities, as the case may be); and

               (i) the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration; and

               (ii) interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit; and

               (iii) all amounts payable to the Trustee pursuant to Section 6.6; and

          (b) all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority, or any applicable supermajority, in aggregate principal amount of all the Securities of such series voting as a separate class (or all the Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     SECTION 5.2. Collection Of Indebtedness By Trustee; Trustee May Prove Debt.
                  -------------------------------------------------------------
The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of __ days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, for principal and interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and such other amount due the Trustee under Section 6.6 in respect of Securities of such series.

     Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the Securities of such series be overdue.

     In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, all the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts payable to the Trustee under Section 6.6) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor; and

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a receiver, assignee, trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings, custodian or other person performing similar functions in respect of any such proceedings; and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official performing similar functions in respect of any such proceedings is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee its costs and expenses of collection and all other amounts due to it pursuant to Section 6.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except as aforesaid in clause (b).

     All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be awarded to the Trustee for ratable distribution to the Holders of the Securities in respect of which such action was taken, after payment of all sums due to the Trustee under Section 6.6 in respect of such Securities.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

     SECTION 5.3. Application Of Proceeds. Any moneys collected by the Trustee
                  -----------------------
pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

     FIRST: To the payment of costs and expenses applicable to such series of Securities in respect of which monies have been collected, including all amounts due to the Trustee and each predecessor Trustee pursuant to Section 6.6 in respect to such series of Securities;

     SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments on such interest, with interest (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

     THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installations of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

     FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.


     SECTION 5.4. Suits For Enforcement. In case an Event of Default has
                 ---------------------
occurred, has not been waived and is continuing, the Trustee ay in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the

Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 5.5. Restoration Of Rights On Abandonment Of Proceedings. In case
                  ---------------------------------------------------
the Trustee or any Holder of any Security shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     SECTION 5.6. Limitations On Suits By Securityholders. No Holder of any
                  ---------------------------------------
Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than __% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and (c) the Trustee for __ days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 5.7. Unconditional Right Of Securityholders To Institute Certain
                  -----------------------------------------------------------
Suits. Notwithstanding any other provision in this Indenture and any provision
-----
of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security or the applicable redemption dates provided for in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 5.8. Powers And Remedies Cumulative; Delay Or Omission Not Waiver
                  ------------------------------------------------------------
Of Default. Except as provided in Section 5.6, no right or remedy herein
----------
conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Indenture, any Security or law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or, subject to Section 5.6, by the Holders of Securities.

     SECTION 5.9. Control By Holders Of Securities. The Holders of a majority in
                  --------------------------------
aggregate principal amount of the Securities of each series affected (with each such series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; PROVIDED, that such Holders shall have offered to the Trustee such reasonable indemnity as it may require against costs, expenses and liabilities to be incurred therein or thereby, and PROVIDED FURTHER, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and PROVIDED, FURTHER, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken; or (b) if the Trustee by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine in good faith that the action or proceedings so directed would involve the Trustee in personal liability; or (c) if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

     SECTION 5.10. Waiver Of Past Defaults. Prior to the declaration of
                  ------------------------
acceleration of the maturity of the Securities of any series as provided in
Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except (i) in the payment of the principal of or premium, if any, or interest if any, on or any additional amounts payable in respect of any security of that Series or (ii) a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively, and such default shall cease to exist and be deemed to have been cured and not to have occurred for purposes of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.11. Trustee To Give Notice Of Default, But May Withhold In
                  -------------------------------------------------------
Certain Circumstances. The Trustee shall, within __ days after the occurrence of
---------------------
a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); PROVIDED, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

     The Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in paragraphs (a), (b) and (c) of Section 5.1 hereof, unless the Trustee shall be notified specifically of the default or Event of Default in a written instrument or document delivered to it by the Issuer or by the Holders of at least __% of the aggregate principal amount of Securities (or the applicable series of Securities) than outstanding. In the absence of delivery of notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted above.

     SECTION 5.12. Waiver of Stay or Extension Laws. The Issuer covenants (to
                  ---------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.13. Right Of Court To Require Filing Of Undertaking To Pay Costs.
                  -------------------------------------------------------------
All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than __% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) or (g) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), ___% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (d) or (g) (if the suit under clause (d) or (g) relates to all the Securities then Outstanding) or (e) or (f) of Section 5.1, __% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

     SECTION 6.1. Duties And Responsibilities Of The Trustee; During Default;
                  -----------------------------------------------------------
Prior To Default. Prior to the occurrence of an Event of Default with respect to
----------------
the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series of Securities. In case an Event of Default with respect to the Securities of a series has occurred and has not been cured or waived, the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture with respect to such series of Securities, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     The provisions of this Section 6.1 are in furtherance of and subject to
Section 315 of the Trust Indenture Act.

     SECTION 6.2. Certain Rights Of The Trustee. In furtherance of and subject
                  -----------------------------
to the Trust Indenture Act, and subject to Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof is specifically prescribed herein or in the terms established in respect of any series); and any resolution of the Board of Directors shall be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless (i) requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding (treated as one class) or (ii) otherwise provided in the terms of any series of Securities pursuant to Section 2.3; PROVIDED, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     SECTION 6.3. Trustee Not Responsible For Recitals, Disposition Of
                  ----------------------------------------------------
Securities Or Application Of Proceeds Thereof. The recitals contained herein and
---------------------------------------------
in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     SECTION 6.4. Trustee And Agents May Hold Securities; Collections, Etc. The
                  --------------------------------------------------------
Trustee or any agent of the Issuer or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     SECTION 6.5. Held By Trustee. Subject to the provisions of Section 9.4
                  ---------------
hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     SECTION 6.6. Compensation And Indemnification Of Trustee And Its Prior
                  ---------------------------------------------------------
Claim. The Issuer covenants and agrees to pay to the Trustee from time to time,
-----
and the Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor trustee (and their respective directors, officers, agents and employees) for, and to hold them harmless against, any loss, liability, fine, penalty or expense (including out-of-pocket and incidental expenses and legal fees) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including, in each case, the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor trustee (and their respective directors, officers, agents and employees) and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities and the Securities are hereby subordinated to such senior claim.

     SECTION 6.7. Right Of Trustee To Rely On Officer's Certificate, Etc.
                  -------------------------------------------------------
Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or wilfull misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or wilfull misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 6.8. Indentures Not Creating Potential Conflicting Interests For
                  -----------------------------------------------------------
The Trustee. This Indenture is hereby specifically described for the purposes of
-----------
Section 310(b)(1)(i) of the Trust Indenture Act with respect to series of Securities that are of an equal priority.

     SECTION 6.9. Qualification Of Trustee; Conflicting Interests. The Trustee
                  -----------------------------------------------
shall comply with Section 310(b) of the Trust Indenture Act.

     SECTION 6.10. Persons Eligible For Appointment As Trustee. The Trustee for
                  --------------------------------------------
each series of Securities hereunder shall at all times be a corporation or banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.11.

     The provisions of this Section 6.10 are in furtherance of and subject to
Section 310(a) of the Trust Indenture Act.

     SECTION 6.11. Resignation And Removal; Appointment Of Successor Trustee.
                   ---------------------------------------------------------

          (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within thirty days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

               (i) the Trustee shall fail to comply with the provisions of
          Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.10 hereof and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

               (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and so prescribe, remove the Trustee and appoint a successor trustee.

          (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence as of the action in that regard taken by the Securityholders as provided for in Section 7.1.

          (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.11 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.12.

     SECTION 6.12. Acceptance Of Appointment By Successor Trustee. Any successor
                   ----------------------------------------------
trustee appointed as provided in Section 6.11 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees as co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

     No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.12 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.10.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 6.12, the Issuer shall give notice thereof to the Holders of Registered Securities of each series affected by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.11. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

     SECTION 6.13. Merger, Conversion, Consolidation Or Succession To Business
                   -----------------------------------------------------------
Of Trustee. Any corporation, association or other entity into which the Trustee
----------
may be merged or converted or with which it may be consolidated, or any corporation, association or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation, association or other entity succeeding to the corporate trust business of the Trustee, (including by sale or transfer of all or substantially all of its corporate trust assets) shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, that such corporation, association or other entity shall be qualified under
Section 310(b) of the Trust Indenture Act and eligible under the provisions of
Section 6.10.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate of authentication shall have the full force which under this Indenture or the Securities of such series it is provided that the certificate of authentication of the Trustee shall have; PROVIDED, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 6.14. Preferential Collection Of Claims Against The Issuer. The
                  -----------------------------------------------------
Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship as provided in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

     SECTION 6.15. Appointment Of Authenticating Agent. As long as any
                  ------------------------------------
Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange [, conversion], registration of transfer, partial redemption or pursuant to Section
2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $________ (determined as provided in Section 6.10 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.15 with respect to one or more series of Securities, the Trustee shall, upon receipt of an Issuer Order, appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 12.12. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

     Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.

                                  ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

     SECTION 7.1. Evidence Of Action Taken By Securityholders. Any request,
                  -------------------------------------------
demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture, and subject to the provisions of Sections 6.1 and 6.2, conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

     Notwithstanding the foregoing, with respect to any Registered Global Security, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be given or taken by a Depositary or impair, as between a Depositary and such holders of beneficial interest, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

     Without limiting the generality of this Section 7.1, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Registered Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Registered Global Security may give its proxy or proxies to the Depositary's participants or the beneficial owners of interests in any such Registered Global Security, as the case may be, through such Depositary's standing instructions and customary practices.

     The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any permanent Registered Global Security held by a Depositary and who are entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

     SECTION 7.2. Proof Of Execution Of Instruments And Of Holding Of
                  ---------------------------------------------------
Securities. Subject to the provisions of Sections 6.1 and 6.2, the execution of
----------
any instrument by a Securityholder or his or her agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Registered Securities shall be proved by the Security register or by a certificate of the registrar thereof.

     SECTION 7.3. Holders To Be Treated As Owners. The Issuer, the Trustee and
                  -------------------------------
any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No holder of any beneficial interest in any Registered Global Security held on its behalf by a Depositary (or its nominee) shall have any rights under this Indenture with respect to such Registered Global Security or any Security represented thereby, and such Depositary may be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the owner of such Registered Global Security or any Security represented thereby for all purposes whatsoever. None of the Issuer, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Registered Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     SECTION 7.4. Securities Owned By Issuer Deemed Not Outstanding. In
                  -------------------------------------------------
determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any request, demand, authorization, direction, notice, consent, waiver or other action by Securityholders under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such action only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to the provisions of Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     SECTION 7.5. Right Of Revocation Of Action Taken. At any time prior to (but
                  -----------------------------------
not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     SECTION 8.1. Supplemental Indentures Without Consent Of Securityholders.
                  ----------------------------------------------------------
The Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          [(a) to make provision with respect to the conversion rights of the Holders pursuant to the requirements of Section 11.6;]

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to any applicable covenants herein and pursuant to the terms of the Securities as set forth in Section 2.3;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; PROVIDED FURTHER, that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision and (ii) shall become effective only when there is no such Security Outstanding.

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, PROVIDED, that no such action shall adversely affect the interests of the Holders of the Securities in any material respect as determined by the Trustee (which determination may be based on an Opinion of Counsel); and

          (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.12.

     The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2.

     SECTION 8.2. Supplemental Indentures With Consent Of Securityholders.
                  -------------------------------------------------------

          (a) Except as set forth in paragraph (b) below, with the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Securities affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force and effect at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series.

          (b) No such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, [or impair or change in any respect adverse to the Holders the right to convert the Securities subject to the terms set forth in this Indenture] in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

          (c) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          (d) Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by
     Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Trustee shall give notice thereof to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, and such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 8.3. Effect Of Supplemental Indenture. Upon the execution of any
                  --------------------------------
supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 8.4. Documents To Be Given To Trustee. The Trustee, subject to the
                  --------------------------------
provisions of Sections 6.1 and 6.2, shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

     SECTION 8.5. Notation On Securities In Respect Of Supplemental Indentures.
                  ------------------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.



                                   ARTICLE IX

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

     SECTION 9.1. Satisfaction And Discharge Of Indenture.
                  ---------------------------------------

          (a) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officer's Certificate or supplemental indenture provided pursuant to
     Section 2.3. If at any time (i) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or

     (iii) in the case of any series of Securities where the exact amount of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (b) below, (a) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (b) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 9.4), (ii) direct obligations of the United States of America or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, which are not callable or redeemable at the option of the issuer thereof ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (x) the principal and interest on all Securities of such series on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, exchange [and conversion] of Securities of such Series and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities (iii) rights of holders of Securities pursuant to
     Section 2.8 to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, including those under Section 6.6, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vi) the obligations of the Issuer under Section 3.2) and the Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; PROVIDED, that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

          (b) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officer's Certificate or supplemental indenture provided pursuant to
     Section 2.3. In addition to discharge of the

     Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (a) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer, exchange [and conversion] of Securities of such series and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2) and the Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if:

               (i) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series: (x) cash in an amount, or (y) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (z) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series on each date that such principal or interest is due and payable and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

               (ii) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

               (iii) the Issuer has delivered to the Trustee an opinion of counsel from a nationally recognized law firm based on the fact that
          (x) the Issuer has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

               (iv) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that after the ____ day following the deposit, the trust funds will not be subject to avoidance as a preferential transfer under Section 547(b) of the United States Bankruptcy Code (except with respect to any Holder that is an "insider" of the Issuer within the meaning of the United States Bankruptcy Code); and

               (v) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

          (c) If the Trustee or any paying agent is unable to apply any money in accordance with this Indenture by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting that application, then the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Indenture, until such time as the Trustee or paying agent is permitted to apply all money in accordance with this Indenture; provided, however, that if the Issuer makes any payment of principal of (or premium, if any) or interest, if any, on any Security following the reinstatement of such obligations, the Issuer will be subrogated to the rights of the Holders to receive such payment from the money held by the Trustee or paying agent.

          (d) The Issuer shall be released from its obligations under Sections
     3.6 and 3.7 and unless otherwise provided for in the Board Resolution and/or Officer's Certificate establishing such series of Securities, from all covenants and other obligations referred to in Section 2.3(14) or 2.3(15) with respect to such series of Securities, outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of any series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1, but the remainder of this Indenture and such Securities shall be unaffected thereby. The following shall be the conditions to application of this subsection (d) of this Section 9.1, unless otherwise provided for in the Board Resolution and/or Officer's Certificate establishing such series of Securities:

               (i) The Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series, (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series and (B) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

               (ii) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

               (iii) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.9 or for purposes of the Trust Indenture Act with respect to any securities of the Issuer;

               (iv) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under any agreement or instrument to which the Issuer is a party or by which it is bound;

               (v) Such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Exchange Act to be delisted;

               (vi) The Issuer shall have delivered to the Trustee an Officer's Certificate and an opinion of counsel from a nationally recognized law firm to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

               (vii) The Issuer has delivered to the Trustee an Opinion of Counsel to the effect that after the ________ day following the deposit, the trust funds will not be subject to avoidance as a preferential transfer under Section 547(b) of the United States Bankruptcy Code (except with respect to any Holder that is an "insider" of the Issuer within the meaning of the United States Bankruptcy Code); and

               (viii) The Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

     SECTION 9.2. Application By Trustee Of Funds Deposited For Payment Of
                  --------------------------------------------------------
Securities. Subject to Section 9.4, all moneys deposited with the Trustee (or
----------
other trustee) pursuant to Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 9.3. Repayment Of Moneys Held By Paying Agent. In connection with
                  ----------------------------------------
the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 9.4. Return Of Moneys Held By Trustee And Paying Agent Unclaimed
                  -----------------------------------------------------------
For Two Years. Any moneys deposited with or paid to the Trustee or any paying
-------------
agent for the payment of the principal of or interest on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; PROVIDED, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

     SECTION 9.5. Indemnity For U.S. Government Of Obligations. The Issuer shall
                  --------------------------------------------
pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
9.1 or the principal or interest received in respect of such obligations.

                                   ARTICLE X

                                [SUBORDINATION]

     [SECTION 10.1. Securities Subordinated to Senior Indebtedness. Except as
                   ----------------------------------------------
otherwise specified as contemplated by Section 2.3 for any series of Securities, the Issuer covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities of any series and the payment of the principal of and any premium or interest on each and all of the Securities of each series is subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

     In the event (a) of any payment by, or distribution of assets of, the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, or (b) subject to the provisions of Section
10.2 that (i) a default shall have occurred and be continuing with respect to the payment of principal, interest or any other monetary amounts due and payable on any Senior Indebtedness and such default shall have continued beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness (and the Trustee shall have received written notice thereof from the Issuer or one or more holders of Senior Indebtedness or their representative or representatives or the Trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), or (ii) the maturity of any Senior Indebtedness shall have been accelerated because of a default in respect of such Senior Indebtedness (and the Trustee shall have received written notice thereof from the Issuer or one or more holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture pursuant to which any such Senior Indebtedness may have been issued), then:

               (i) the holders of all Senior Indebtedness shall first be entitled to receive, in the case of (a) above, payment of all amounts due or to become due upon all Senior Indebtedness and, in the case of subclauses (i) and of clause (b) above, payment of all amounts due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are entitled to receive any payment on account of the principal of or any premium or interest on the indebtedness evidenced by the Securities, including, without limitation, any payments made pursuant to Article XIII;

               (ii) any payment by, or distribution of assets of, the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of any of the Securities would be entitled except for the provisions of this Article, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of such Securities, shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by such Securities; and

               (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of such Securities, in respect of principal of or any premium or interest on any of the Securities or in connection with the repurchase by the Issuer of any of the Securities, shall be received by the Trustee or the Holders of any of the Securities when such payment or distribution is prohibited pursuant to this Section, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

     Notwithstanding the foregoing, at any time after the ____ day following the date of deposit of money or U.S. Government Obligations pursuant to Section 9.1(a) (provided all other conditions set out in such Section shall have been satisfied) the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article.

     For purposes of this Article X, the words "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other Person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the indebtedness or guarantee of indebtedness, as the case may be, that constitutes Senior Indebtedness is assumed by the Person, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of each such holder adversely affected thereby, altered by such reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another Person or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in
Section 3.8 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other Person shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Section 3.8.

     SECTION 10.2. Disputes with Holders of Certain Senior Indebtedness. Any
                   ----------------------------------------------------
failure by the Issuer to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Issuer or assumed or guaranteed, directly or indirectly, by the Issuer for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of this Section shall have been waived by the Issuer in the instrument or instruments by which the Issuer incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default under Section 10.1(b) if (i) the Issuer shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Issuer which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (B) in the event of a judgment that is subject to further review or appeal has been issued, the Issuer shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

     SECTION 10.3. Subrogation. Subject to the payment in full of all Senior
                   -----------
Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all obligations of the Issuer which by their express terms are subordinated to Senior Indebtedness of the Issuer to the same extent as the Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and as between the Issuer, its creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article that otherwise would have been made to the Holders shall be deemed to be a payment by the Issuer on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     SECTION 10.4. Obligation of Issuer Unconditional. Nothing contained in this
                   ----------------------------------
Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders the principal of and any premium or interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Issuer other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

     Upon payment or distribution of assets of the Issuer referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding-up, liquidation or reorganization proceeding affecting the affairs of the Issuer is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 10.5. Payments on Securities Permitted. Nothing contained in this
                   --------------------------------
Article or elsewhere in this Indenture or in the Securities shall affect the obligations of the Issuer to make, or prevent the Issuer from making, payment of the principal of or any premium or interest on the Securities in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

     SECTION 10.6. Effectuation of Subordination by Trustee. Each Holder of
                   ----------------------------------------
Securities, by his acceptance thereof, authorizes and directs the Trustee in his, her or its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his, her or its attorney-in-fact, as the case may be, for any and all such purposes.

     SECTION 10.7. Knowledge of Trustee. The Issuer shall give prompt written
                   --------------------
notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof mailed or delivered to the Trustee at its Corporate Trust Office from the Issuer, any Holder, any paying agent or the holder or representative of any Senior Indebtedness; provided that if at least ______ Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal or any premium or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within _____ Business Days prior to or on or after such date.

     SECTION 10.8. Trustee May Hold Senior Indebtedness. The Trustee in its
                   ------------------------------------
individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     SECTION 10.9. Rights of Holders of Senior Indebtedness Not Impaired. No
                   -----------------------------------------------------
right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the

Issuer or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

     With respect to the holders of Senior Indebtedness, (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture; (ii) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture; (iii) no implied covenants or obligations shall be read into this Indenture against the Trustee; and (iv) the Trustee shall not be deemed to be a fiduciary as to such holders.

     SECTION 10.10. Trust Moneys Not Subordinated. Notwithstanding anything
                    -----------------------------
contained herein to the contrary, payments from money or Government Obligations held in trust under Article Four or Article Thirteen by the Trustee for the payment of principal of and any premium or interest on the Securities of any series shall not be subordinated to the prior payment of any Senior Indebtedness of the Issuer or subject to the restrictions set forth in this Article and none of the Holders shall be obligated to pay over any such amount to the Issuer or any holder of Senior Indebtedness or any other creditor of the Issuer.

     SECTION 10.11. Article Applicable to Paying Agents. In case at any time any
                    -----------------------------------
paying agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 10.7 and 10.8 shall not apply to the Issuer if it acts as its own paying agent.

     SECTION 10.12. Trustee; Compensation Not Prejudiced. Nothing in this
                    ------------------------------------
Article shall apply to claims of, or payments to, the Trustee pursuant to
Section 6.6.]


                                   ARTICLE XI

                           [CONVERSION OF SECURITIES]

     [SECTION 11.1. Right to Convert. Subject to and upon compliance with the
                   ----------------
provisions of this Indenture, the holder of any Security shall have the right, at his option, at any time during the period set forth in the Secuirty (except that, with respect to any Security or portion of a Security which shall be called for redemption, such right shall terminate, except as provided in the fifth paragraph of Section 11.2, at the close of business on the Business Day preceding the date fixed for redemption of such Security or portion of a Security unless the Issuer shall default in payment due upon redemption thereof) to convert the principal amount of any such Security, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Security or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Security so to be converted in whole or in part in the manner provided in Section 11.2. A holder of Security is not entitled to any rights of a holder of

Common Stock until such holder has converted his Securities to Common Stock, and only to the extent such Securities are deemed to have been converted to Common Stock under this Article XI.

     SECTION 11.2. Exercise of Conversion Privilege; Issuance of Common Stock on
                   -------------------------------------------------------------
Conversion; No Adjustment for Interest or Dividends. In order to exercise the
---------------------------------------------------
conversion privilege with respect to any Security in definitive form, the holder of any such Security to be converted in whole or in part shall surrender such Security, duly endorsed, at an office or agency maintained by the Issuer pursuant to Section 3.2, accompanied by the funds, if any, required by the fifth paragraph of this Section 11.2, and shall give written notice of conversion in the form provided on the Securities (or such other notice which is acceptable to the Issuer) to the office or agency that the Holder elects to convert such Security or such portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 11.7. Each such Security surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Security, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Issuer duly executed by, the Holder or his duly authorized attorney.

     In order to exercise the conversion privilege with respect to any interest in the Registered Global Security, the beneficial holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in the Registered Global Security, furnish appropriate endorsements and transfer documents if required by the Issuer or the Trustee or conversion agent, and pay the funds, if any, required by the fifth paragraph of this Section 11.2 and any transfer taxes, if required pursuant to Section 11.7.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, but no later than three Business Days after the conversion date, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Security or Securities (or portion thereof) so converted), the Issuer shall issue and shall deliver to such holder at the office or agency maintained by the Issuer pursuant to Section 3.2, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security or portion thereof in accordance with the provisions of this Article XI and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 11.3 (which payment, if any, shall be paid no later than five Business Days after satisfaction of the requirements for conversion set forth above). In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of the Security so surrendered, without charge to him, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

     Each conversion shall be deemed to have been effected as to any such Security (or portion thereof) on the date on which the requirements set forth above in this Section 11.2 have been satisfied as to such Security (or portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on
                                   --------  -------
any date when the stock transfer books of the Issuer shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Security shall be surrendered.

     Any Security or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date through the close of business on the Business Day preceding such interest payment date shall (unless such Security or portion thereof being converted shall have been called for redemption pursuant to a redemption notice mailed to the Holders in accordance with Section 12.2) be accompanied by payment, in ___________________ funds or other funds acceptable to the Issuer, of an amount equal to the interest otherwise payable on such interest payment date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Securities. Except as provided above in this Section 11.2, no adjustment shall be made for interest accrued on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article XI.

     Upon the conversion of an interest in the Registered Global Security, the Trustee, or the custodian at the direction of the Trustee, shall make a notation on the Registered Global Security as to the reduction in the principal amount represented thereby.

     SECTION 11.3. Cash Payments in Lieu of Fractional Shares. No fractional
                   ------------------------------------------
shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered for conversion. If any fractional share of stock otherwise would be issuable upon the conversion of any Security or Securities, the Issuer shall make an adjustment therefor in cash at the current market value thereof to the Holder of Securities. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Securities (or specified portions thereof) are deemed to have been converted and such Closing Price shall be determined as provided in Section 11.5(h).

     SECTION 11.4. Conversion Price. The conversion price shall be as specified
                   ----------------
in the form of Security (herein called the "Conversion Price") subject to adjustment as provided in this Article XI.

     SECTION 11.5. Adjustment of Conversion Price. The Conversion Price shall be
                   ------------------------------
adjusted from time to time by the Issuer as follows:

          (a) In case the Issuer shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the

     Conversion Price in effect at the opening of business on the date following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (for purposes of this Article XI, as defined in Section 11.5(h)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 11.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Issuer shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 11.5(h)) on the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of shareholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case the outstanding shares of Common Stock shall be split or subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Issuer shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Issuer (other than any dividends or distributions to which Section 11.5(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding (i) any rights or warrants referred to in Section 11.5(b) and, (ii) dividends and distributions (1) in connection with the liquidation, dissolution or winding up of the Issuer or paid (2) exclusively in cash and (iii) any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section
     11.6 applies) unless the Issuer elects to reserve such securities for distribution to the Holders upon conversion of the Securities so that any such holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such securities which such holder would have received if such holder had converted its Securities into Common Stock immediately prior to the Record Date (as defined in Section 11.5(h) for such distribution of the Securities) then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 11.5(h)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in
     Section 11.5(h)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of such securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market
                      --------  -------
     value (as so determined) of the portion of such securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of such securities such holder would have received had such holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 11.5(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 11.5(h) to the extent possible, unless the Board of Directors in a board resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Holder.

          In the event that the Issuer implements a shareholder rights plan, such rights plan shall provide that upon conversion of the Securities the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a shareholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 11.5(d).

          Rights or warrants distributed by the Issuer to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Issuer's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and
     (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 11.5(d) (and no adjustment to the Conversion Price under this Section 11.5(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 11.5(d), (i) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

          For purposes of this Section 11.5(d) and Sections 11.5(a) and (b), any dividend or distribution to which this Section 11.5(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 11.5(b) applies (or both), shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 11.5(b) applies (and any Conversion Price reduction required by this Section 11.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 11.5(a) and (b) with respect to such dividend or distribution shall then be made, except
     (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 11.5(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 11.5(b) and
     (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 11.5(a)).

          (c) In case the Issuer shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 11.6 applies or as part of a distribution referred to in Section 11.5(d)), in an aggregate amount that, combined together with (i) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this
     Section 11.5(e) has been made, and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Issuer or any of its Subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 11.5(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 11.5(h)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and
     (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so
                --------  -------
     distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such holder would have received had such holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all holders of Common Stock as to which the Issuer makes the election permitted by Section 11.5(n) and as to which the Issuer has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 11.5(e)).

          (f) In case a tender offer made by the Issuer or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Issuer or any of its Subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 11.5(f) has been made and (ii) the aggregate amount of any distributions to all holders of the Issuer's Common Stock made exclusively in cash within twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 11.5(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 11.5(h)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Issuer is obligated to purchase shares pursuant to any such tender offer, but the Issuer is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 11.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 11.5(f). Any cash distribution to all holders of Common Stock as to which the Issuer has made the election permitted by Section 11.5(n) and as to which the Issuer has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 11.5(f).

          (g) In case of a tender or exchange offer made by a person other than the Issuer or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors), whose determination shall be conclusive, and described in a resolution of the Board of Directors at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made.

          (h) For purposes of this Section 11.5, the following terms shall have the meaning indicated:

               (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such Nasdaq National Market or New York Stock Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

               (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided,
                                                                  --------
          however, that (i) if the "ex" date (as hereinafter defined) for any
          -------
          event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.5(a),
          (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 11.5(d), (f) or
          (g), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Sections 11.5(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.5(a), (b), (c), (d), (e), (f) and (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (A) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (B) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (C) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 11.5, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 11.5 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

               (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

               (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or
          (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) The Issuer may make such reductions in the Conversion Price, in addition to those required by Sections 11.5(a), (b), (c), (d), (e), (f) and
     (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Issuer from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Issuer, which determination shall be conclusive and described in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Issuer shall mail to the holder of each Security at his last address appearing on the Security register provided for in Section
     2.8 a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
                 --------  -------
     Section 11.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XI shall be made by the Issuer and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (k) Whenever the Conversion Price is adjusted as herein provided, the Issuer shall promptly file with the Trustee, and any conversion agent other than the Trustee, an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Price and may assume without inquiry that the last Conversion Price of which it has knowledge remains in effect. Promptly after delivery of such certificate, the Issuer shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each Security at his last address appearing on the Security register provided for in Section 2.8, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

          (l) In any case in which this Section 11.5 provides that an adjustment shall become effective immediately after a Record Date for an event, the Issuer may defer until the occurrence of such event (i) issuing to the holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 11.3.

          (m) For purposes of this Section 11.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Issuer but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Issuer will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Issuer.

               (n) In lieu of making any adjustment to the Conversion Price pursuant to Section 11.5(e), the Issuer may elect to reserve an amount of cash for distribution to the Holders upon the conversion of the Securities so that any such holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock and other items to which such holder is entitled, the full amount of cash which such holder would have received if such holder had, immediately prior to the Record Date for such distribution of cash, converted its Securities into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 11.5(n). The Issuer may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount the Holders would have received if such holders had, immediately prior to the Record Date for such distribution, converted all of the Securities into Common Stock. Any such funds so deposited by the Issuer with the Trustee shall be invested by the Trustee in marketable obligations issued or fully guaranteed by the United States government with a maturity not more than three (3) months from the date of issuance. Upon conversion of Securities by a Holder, the Holder will be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such holder would have received if such holder had, immediately prior to the Record Date for such distribution, converted its Security into Common Stock, along with such holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this Section 11.5(n), the Issuer shall give or shall cause to be given notice to all Holders of such election, which notice shall state the amount of cash per $1,000 principal amount of Securities such holders shall be entitled to receive (excluding interest) upon conversion of the Securities as a consequence of the Issuer having made such election.

          SECTION 11.6. Effect of Reclassification, Consolidation, Merger or
                        ----------------------------------------------------
     Sale. If any of the following events occur, namely (i) any reclassification
     ----
     or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Issuer with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Issuer as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Issuer or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities

(assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 11.6 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XI. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

     The Issuer shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at his address appearing on the Security register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 11.6 applies to any event or occurrence, Section 11.5 shall not apply.

     SECTION 11.7. Taxes on Shares Issued. The issue of stock certificates on
                   ----------------------
conversions of Securities shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Security converted, and the Issuer shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

     SECTION 11.8. Reservation of Shares; Shares to Be Fully Paid; Listing of
                   ----------------------------------------------------------
Common Stock. The Issuer shall reserve, free from preemptive rights, out of its
------------
authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Issuer will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

     The Issuer covenants that all shares of Common Stock issued upon conversion of Securities will be fully paid and non-assessable by the Issuer and free from all taxes, liens and charges with respect to the issue thereof.

     The Issuer further covenants that if at any time the Common Stock shall be listed on any other national securities exchange or automated quotation system the Issuer will, if permitted and required by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Securities.

     SECTION 11.9. Responsibility of Trustee. The Trustee and any other
                   -------------------------
conversion agent shall not at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 6.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Issuer to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Issuer contained in this Article XI. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 11.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any event referred to in such Section 11.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 6.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Issuer shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

     SECTION 11.10. Notice to Holders Prior to Certain Actions. In case:
                    ------------------------------------------

          (a) the Issuer shall declare a dividend (or any other distribution) on its Common Stock (that would require an adjustment in the Conversion Price pursuant to Section 11.5); or

          (b) the Issuer shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any reclassification of the Common Stock of the Issuer (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Issuer is a party and for which approval of any shareholders of the Issuer is required, or of the sale or transfer of all or substantially all of the assets of the Issuer; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Issuer;


the Issuer shall cause to be filed with the Trustee and to be mailed to each holder of Securities at his address appearing on the Security register, provided for in Section 2.8 of this Indenture, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.]

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     SECTION 12.1. Incorporators, Shareholders, Officers And Directors Of Issuer
                   -------------------------------------------------------------
Exempt From Individual Liability. No recourse under or upon any obligation,
--------------------------------
covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 12.2. Provisions Of Indenture For The Sole Benefit Of Parties And
                   -----------------------------------------------------------
Holders Of Securities. Nothing in this Indenture, in the Securities, expressed
---------------------
or implied, shall give or be construed to give to any person, firm or corporation, other than the parties thereto and their successors and the Holders of the Securities any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 12.3. Successors And Assigns Of Issuer Bound By Indenture. All the
                   ---------------------------------------------------
covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 12.4. Notices And Demands On Issuer, Trustee And Holders Of
                   -----------------------------------------------------
Securities. Any notice or demand which by any provision of this Indenture is
----------
required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to C-COR.net Corp., 60 Decibel Road, State Road, Pennsylvania 16801-7530, Attention: __________. Any notice, direction, request or demand by the Issuer or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to, _____________________ Attention: ________________.

     Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class mail, postage prepaid, to each Holder entitled thereto, at his or her last address as it appears in the Security register.

     In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to the given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     SECTION 12.5. Officer's Certificates And Opinions Of Counsel; Statements To
                   -------------------------------------------------------------
Be Contained Therein. Upon any application or demand by the Issuer to the
--------------------
Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion of or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

     SECTION 12.6. Payments Due On Saturdays, Sundays And Holidays. If the date
                   -----------------------------------------------
of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 12.7. Conflict Of Any Provision Of Indenture With Trust Indenture
                   -----------------------------------------------------------
Act. If and to the extent that any provision of this Indenture limits, qualifies
---
or conflicts with duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

     SECTION 12.8. PENNSYLVANIA LAW TO GOVERN THIS INDENTURE AND EACH SECURITY
                   --------------------------
SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH COMMONWEALTH.

     SECTION 12.9. Counterparts. This Indenture may be executed in any number of
                   ------------
counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 12.10. Effect Of Headings. The Article and Section headings herein
                    ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                  ARTICLE XIII

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     SECTION 13.1. Applicability Of Article. The provisions of this Article
                   ------------------------
shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

     SECTION 13.2. Notice Of Redemption; Partial Redemptions Notice of
                   -----------------------------------------
redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least __ days and not more than __ days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of such Security of such series.

     The notice of redemption to each such Registered Holder shall specify the principal amount of each Security of such series held by such Registered Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption to Registered Holders of Securities of the series shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

     On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least __ days prior to the date fixed for redemption, or such shorter period as shall be acceptable to the Trustee, an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

     If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deemed appropriate and fair, in its sole discretion, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 13.3. Payment Of Securities Called For Redemption. If notice of
                   -------------------------------------------
redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Sections 6.5 and 9.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; PROVIDED, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holder of such Registered Securities registered as such on the relevant record date, subject to the terms and provisions of Section 2.3 and 2.7 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

     Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 13.4. Exclusion Of Certain Securities From Eligibility For
                   ----------------------------------------------------
Selection For Redemption. Securities shall be excluded from eligibility for
------------------------
selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least ____ days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

     SECTION 13.5. Mandatory And Optional Sinking Funds. The minimum amount of
                   ------------------------------------
any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the ___ day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Trustee, the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such _____ day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $______ or a lesser sum in Dollars if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $_____ or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $_______ is available. The Trustee shall select, in the manner provided in
Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least __ days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in
Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.


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     On or before each sinking fund payment date, the Issuer shall pay to the
Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default be deemed to have been collected under Article V and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the _______ day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                  [Remainder of Page Intentionally Left Blank]




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

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested as of the date first written above.

                                              C-COR.net Corp.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Attest:


By:
   --------------------------

                                              ----------------------------------
                                              as Trustee



                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Attest:


By:
   --------------------------







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